Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Southern Peru Copper Corporation (the “Company”) on Form 10-K for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. Eduardo Gonzalez Felix, Vice President of Finance of the Company and Chief Financial Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	/s/	Eduardo Gonzalez Felix
Eduardo Gonzalez Felix
Vice President of Finance and Chief
Financial Officer
Date: March 15, 2005

A signed original of this written statement required by section 906 has been provided to Southern Peru Copper Corporation and will be retained by Southern Peru Copper Corporation and furnished to the Securities and Exchange Commission or its staff upon request.